REGAL GROUP, INC.
 (Formerly Regal Life Concepts, Inc.)
 (A Development Stage Company)

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2010 and May 31, 2010

REGAL GROUP, INC.
 (Formerly Regal Life Concepts, Inc.)
 (A Development Stage Company)

INTRODUCTION AND BASIS OF PRESENTATION
FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated financial statements give effect to the acquisition of UHF Logistics Limited (“UHF”) by Regal Group, Inc ( “Regal”, the “Company”).

By Share Exchange Agreement dated July 15, 2010, Regal, a corporation incorporated in Nevada on July 5, 2005, acquired 100% of the issued and outstanding shares of UHF, a private corporation incorporated in Hong Kong on October 20, 2009, and its wholly-owned subsidiary, Shenzhen RPD Electronics Technology Co (“RPD”) incorporated in the People’s Republic of China on April 14, 2006, in exchange for 12,000,000 shares of common stock of the Company representing 20.4% of its total issued and outstanding shares at the time. Concurring with the closing, the shareholders of Regal agreed to sell 14,500,000 shares of common stock of the Company to the senior management members of RPD.

The consolidated results of operations of Regal going forward will include those of Regal for the period from its inception on July 1, 2005 and those of UHF since the acquisition date of July 15, 2010.

The following pro forma consolidated balance sheets and statements of net loss and deficit include the balance sheet and statement of net loss and deficit of Regal and UHF as of February 28, 2010, as if the acquisition occurred on that date, and the balance sheet  and statement of net loss and deficit of Regal and UHF as of May 31, 2010.

The pro forma consolidated balance sheets and statements of net loss and deficit should be read in conjunction with the separate historical financial statements for both Regal and UHF, appearing elsewhere herein, as follows:
(i)
for Regal, audited financial statements for the years ended February 28, 2010 and 2009 as recently filed in Form 10K, and unaudited financial statements for the three months ended May 31, 2010 as filed recently in Form 10Q; and

(ii)	for UHF, unaudited combined financial statements for the three month ended December 31, 2009 and the unaudited condensed consolidated financial statements for the six months ended June 30, 2010.

The fiscal year ends for Regal is February 28 and for UHF is December 31. The pro forma balance sheet and loss per share data of Regal are indicative of its consolidated financial position, had the acquisition occurred on February 28, 2010.

REGAL GROUP, INC.
 (Formerly Regal Life Concepts, Inc.)
 (A Development Stage Company)
 PRO FORMA CONSOLIDATED BALANCE SHEET
 As at February 28, 2010
		Combined		Pro-Forma	Pro-Forma
	Regal	UHF		Adjustments	Consolidated
				(Note 2)
	$	$		$	$
	(A)	(B)
ASSETS

CURRENT ASSETS
Cash	191,699	69		-	191,768

EQUIPMENT	4,622	-		-	4,622
INTELLETUAL PROPERTY RIGHTS	-	-	(a)	2,304,117	2,304,117

	196,321	69		2,304,117	2,500,507

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	21,440	186		-	21,626

STOCKHOLDERS' EQUITY

COMMON STOCK
$0.001 par value; 100,000,000 shares authorized

58,816,665 issued and outstanding	46,816	1	(a)	(1)
			(a)	12,000	58,816
ADDITIONAL PAID IN CAPITAL	891,117	-	(a)	2,292,000	3,183,117

DEFICIT ACCUMULATED DURING DEVELOPMENT STAGE	(763,052)	(118	) (a)	118	(763,052)

	174,881	(117)		2,304,117	2,478,881

	196,321	69		2,304,117	2,500,507

The accompanying notes are an integral part of these pro forma financial statements.

REGAL GROUP, INC.
 (Formerly Regal Life Concepts, Inc)
 (A Development Stage Company)
 PRO FORMA CONSOLIDATED STATEMENT OF NET LOSS AND DEFICIT
 For the Year Ended February 28, 2010
		Combined		Pro-Forma	Pro-Forma
	Regal	UHF		Adjustments	Consolidated
				(Note 2)
	$	$		$	$
	(A)	(B)

Net Loss	(374,484)	(866	) (a)	866	(374,484)

Deficit, Beginning	(388,568)	748	(a)	(748)	(388,568)
			(a)	118

Deficit, End	(763,052)	(118)		-	(763,052)

Basic and diluted net loss per share	$(0.01)	$(0.09)			$(0.01)

Weighted average number of common shares outstanding used in computing basic anddiluted net loss per share	46,816,665	10,000			46,849,542

The accompanying notes are an integral part of these pro forma financial statements.

REGAL GROUP, INC.
 (Formerly Regal Life Concepts, Inc.)
 (A Development Stage Company)
 PRO FORMA CONSOLIDATED BALANCE SHEET
 As at May 31, 2010
		Consolidated		Pro-Forma	Pro-Forma
	Regal	UHF		Adjustments	Consolidated
				(Note 2)
	$	$		$	$
	(C)	(D)
ASSETS

CURRENT ASSETS
Cash	113,870	40		-	113,910

EQUIPMENT	4,580	-		-	4,580
INTELLETUAL PROPERTY RIGHTS	-	-	(a)	2,304,117	2,304,117

	118,450	40		2,304,117	2,422,607

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	56,402	20,846			77,248

STOCKHOLDERS' EQUITY

COMMON STOCK
$0.001 par value; 100,000,000 shares authorized

58,816,665 issued and outstanding	46,816	1	(a)	(1)
			(a)	12,000	58,816
ADDITIONAL PAID IN CAPITAL	891,117	-	(a)	2,292,000	3,183,117

DEFICIT ACCUMULATED DURING DEVELOPMENT STAGE	(875,885)	(20,807	) (a)	118	(896,574)

	62,048	(20,806)		2,304,117	2,345,359

	118,450	40		-	2,422,607

The accompanying notes are an integral part of these pro forma financial statements.

REGAL GROUP, INC.
 (Formerly Regal Life Concepts, Inc)
 (A Development Stage Company)
 PRO FORMA CONSOLIDATED STATEMENT OF NET LOSS AND DEFICIT
 For the Three Months Ended May 31, 2010
		Combined		Pro-Forma	Pro-Forma
	Regal	UHF		Adjustments	Consolidated
				(Note 2)
	$	$		$	$
	(C)	(D)

Net Loss	(112,833)	(20,689)		-	(133,522)

Deficit, Beginning	(763,052)	(118	) (a)	118	(763,052)

Deficit, End	(875,885)	(20,807)		117	(896,574)

Basic and diluted net loss per share	$(0.00)	$(2.06)			$(0.00)

Weighted average number of common shares outstanding used in computing basic anddiluted net loss per share	46,816,665	10,000			58,816,665

The accompanying notes are an integral part of these pro forma financial statements.

REGAL GROUP, INC.
 (Formerly Regal Life Concepts, Inc.)
 (A Development Stage Company)

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – Share Exchange Transaction

On July 15, 2010, Regal entered into a Share Exchange Agreement (“Agreement”) to acquire 100% of the issued and outstanding shares of UHF and its wholly owned subsidiary RPD in exchange for 12,000,000 shares of the common stock of the Company.  The Agreement also provided that the shareholders of the Company agreed to sell 14,500,000 shares of the common stock of the Company to the senior management members of RPD.  According to the Agreement, the Company agreed to use its commercially reasonable efforts to raise up to US $1,000,000 of new capital, either through the issuance of equity or debt or a combination (“Financing”). The newly issued 12,000,000 shares may be released to the shareholders of UHF upon the expiry of the one year escrow, up to 5,800,000 shares may be subject to cancellation, as follows:

A.
If after 12 months from the conclusion of the Financing, the EBITDA of RPD is less than US$300,000, the shareholders of UHF shall retain ownership of 6,200,000 of 12,000,000 shares and the remaining 5,800,000 shares will be subject to cancellation;

B.
If after 12 months from the conclusion of the Financing, the EBITDA of RPD is more than US$300,000 but less than US $850,000, the shareholders of UHF shall retain ownership of 9,000,000 of 12,000,000 shares and the remaining 3,000,000 shares will be subject to cancellation; and

C.	If after 12 months from the conclusion of the Financing, the EBITDA of RPD is more than US $850,000, the shareholders of UHF shall retain ownership of the 12,000,000 shares; and
D.
Paragraphs A-C above notwithstanding, the escrowed shares shall only be released to the shareholders of UHF if no claims are made against the Company or any of its shareholders relating to the intellectual property rights during the one year period immediately following the execution of the Agreement.

The allocation of the purchase price of UHF to the fair value of the assets and liabilities acquired is as follows:

Purchase price
Fair value of shares issued	$2,304,000

Assets	69
Liabilities	186
Net liabilities acquired	117

Intellectual property rights	$2,304,117

NOTE 2 - Pro Forma Adjustments

The pro forma adjustments to the consolidated balance sheet give effect to the acquisition of UHF as if the transactions had occurred at February 28, 2010.

Balance sheets and statements of net loss and deficit as of February 28, 2010 and May 31, 2010

A.	Derived from the audited balance sheet of Regal as at February 28, 2010;

B.	Derived from the unaudited combined balance sheet of UHF and RPD as at December 31, 2009;

C.	Derived from the unaudited balance sheet of Regal as at May 31, 2010; and

D.	Derived from the unaudited condensed consolidated balance sheet of UHF as at June 30, 2010.

a.	To record the purchase of UHF as calculated in note 1 and eliminate the equity accounts of UHF as at February 28, 2010 and May 31, 2010.